SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 27, 2004
                         Commission File Number 00-50583

                              BioVeris Corporation
                           (Exact name of registrant)

             Delaware                            80-0076765
       (State of organization)         (I.R.S. Employer Identification No)

               16020 Industrial Drive, Gaithersburg Maryland 20877
              (Address of principal executive offices and zip code)

                                 (301) 869-9800
                         (Registrant's telephone Number)



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Item 5 - Other Events and Regulation FD Disclosure

On May 24, 2004 BioVeris Corporation announced the addition of John E. Quinn and William J. Crowley Jr. to its Board of Directors. The BioVeris Board now consists of seven directors, five of which are independent. See attached press release as exhibit 99.1 for additional information.

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Exhibit No      Exhibit Description

99.1              Press Release dated May 24, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioVeris Corporation (Registrant)

                                 By:   /s/George V. Migausky
                                  -----------------------------
                                  George V. Migausky
                                  Chief Financial Officer


Date:  May 27, 2004


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